Exhibit 10(c)
Amendment to PartnerShares Stock Option Plan (the “Plan”)
Effective August 4, 2006, to reflect the two-for-one stock split in the form of a 100 percent stock dividend on the Company’s common stock distributed August 11, 2006, to holders of record on August 4, 2006, the first sentence of Section 3.1 of the Plan was amended to read:
“An aggregate of 108,000,000 Shares (as adjusted to reflect the October 10, 1997 and August 11, 2006 two-for-one stock splits) are available for Awards and as a basis for calculating Awards under the Plan.”